EXHIBIT 23(a)




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statements (Form S-8, Nos. 33-17196, 33-44822, 33-44877, 33-44876, 33-22459, 33-38491, 33-54075,
33-54079, 33-54077 and Form S-3, No. 33-36001) pertaining to various stock option and employee savings plans of Wellman, Inc. of our report dated February 14, 1995, with respect to the consolidated financial statements and financial statement schedules included in this Annual Report (Form 10-K) of Wellman, Inc.




                                             Ernst & Young LLP



Charlotte, North Carolina
March 27, 1995